UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: October 31, 2005 (Date of earliest event reported: October 25, 2005)
TEAM HEALTH, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Tennessee		62-1562558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Winston Road
Suite 300
Knoxville, Tennessee 37919
(Address of Principal Executive Offices, including Zip Code)
(865) 693-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 25, 2005, Team Health, Inc. issued a press release announcing that it had commenced a cash tender offer and consent solicitation for any and all of its 9% Senior Subordinated Notes due 2012. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          Exhibit 99.1. Press Release dated October 25, 2005.

SIGNATURE
     According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: October 31, 2005

TEAM HEALTH, INC.
By:	/s/ Robert J. Abramowski
	Name:	Robert J. Abramowski
	Title:	Executive Vice President Finance and Administration

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 25, 2005.